UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2008
ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 1-5989

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 25, 2008, Anixter International Inc. (the “Company”) announced that Robert W. Grubbs will retire as President and Chief Executive Officer at the end of June 2008, following a 30-year career with the company. Mr. Grubbs, who has held those posts since 1998, will continue to serve on the company’s Board of Directors. The Company also announced that, effective July 1, 2008, Robert J. Eck, age 49, will become President and Chief Executive Officer. Mr. Eck, has served as the company’s Executive Vice President and Chief Operating Officer since September 2007.
     For additional information, reference is made to the Company’s press release, dated February 25, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibits
     99.1 Press Release, dated February 25, 20008, issued by Anixter International Inc.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.
February 25, 2008	By:	/s/ Dennis J. Letham
Dennis J. Letham
Executive Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 25, 2008, issued by Anixter International Inc.